EXHIBIT 10.02

PURCHASE AGREEMENT

        THIS PURCHASE AGREEMENT (“Agreement”) made this ___ day of April, 2006, by and between Derma Sciences, Inc., a Pennsylvania corporation with offices located at 214 Carnegie Center, Suite 100, Princeton, New Jersey, 08540 (“Derma Sciences” or “the Company”) and __________________________________________ (“Purchaser”).

        IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

         1.   Authorization of Sale of the Units. The Company has authorized the sale of a maximum of $6,000,000 in dollar amount of the Company’s series H units (the “Units”) at the price of $2.40 per Unit, each Unit consisting of four shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and one five-year warrant to purchase one share of Common Stock at an exercise price of $1.00 per share (the “Warrant(s)”). Each Warrant shall be issued pursuant to a warrant agreement (the “Warrant Agreement”) substantially in the form furnished to the Purchaser herewith. Shares of Common Stock issuable upon exercise of the Warrants are referred to herein and in the Registration Rights Agreement as “Warrant Shares”.

         2.   Agreement to Sell and Purchase the Units. At the Closing (as defined in Section 4), the Company will sell and deliver to the Purchaser, and the Purchaser will buy from the Company and accept delivery of, the Units at the price of $2.40 per Unit and upon the terms and conditions hereinafter set forth:

         2.1.   Number and Dollar Amounts of the Units. The number of Units and dollar amount of the Units to be purchased are as follows:

Number of Units	Amount

$

         2.2.   Documents. This Agreement and all other agreements executed by the Company and the Purchaser relative to the Units are hereinafter sometimes collectively referred to as the “Documents.” The term Documents shall mean, inter alia, this Agreement, the Registration Rights Agreement and the Warrant Agreement, together with, as the context may require, the private placement memorandum and purchase agreements and registration rights agreements executed by Additional Purchasers (defined below) and any schedules or exhibits thereto.

         2.3.   Additional Purchasers. The Company may, but shall be under no obligation to, sell the Units upon the terms set forth in this Agreement to purchasers in addition to the Purchaser (these latter individually, “Additional Purchaser” and collectively, “Additional Purchasers”). The default of the Purchaser or Additional Purchasers under this Agreement or any other agreement of like tenor for purchase of the Units shall not alter or affect the obligations of the Purchaser or any Additional Purchasers hereunder or thereunder.

        2.4    Over-subscription. In the event the offering of the Units is over-subscribed, the Company reserves the right to allot to the Purchaser or any Additional Purchasers less than the number of Units subscribed for by the Purchaser or Additional Purchasers.

         3.   Registration Rights. The Common Stock and Warrant Shares will be registered by the Company for public sale. Terms and conditions governing registration of the Common Stock and Warrant shares are set forth in the Registration Rights Agreement of even date herewith between the Purchaser and the Company.

         4.   Delivery of the Common Stock and Warrants at the Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur at a place and time (the “Closing Date”) to be determined by the Company and of which the Purchaser will be notified by facsimile transmission or otherwise; provided, however, that the Closing shall not occur later than April 30, 2006. At the Closing, the Company shall deliver to the Purchaser one or more certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the Common Stock and Warrants comprising the Units purchased by the Purchaser as set forth in section 2.1 hereof. The Company’s obligation to complete the purchase and sale of the Units at the Closing shall be subject to receipt of Federal Reserve (same-day) funds in the full amount of the purchase price for the Units being purchased hereunder by the Purchaser. The Purchaser’s obligation to accept and to pay for the Units shall be subject to the condition that the Company shall have (a) entered into a Registration Rights Agreement in the form attached hereto (the “Registration Rights Agreement”) and (b) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing.

         5.   Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

         5.1.   Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to conduct its business as currently conducted and to own its assets wherever located. Each of the Company and its subsidiaries is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operations of the Company and its subsidiaries, taken as a whole.

         5.2.   Due Execution, Delivery and Performance of the Agreement. The Company has full power and authority to enter into this Agreement and each of the Documents. This Agreement has been, and each Document and the Common Stock and Warrants will be, duly authorized, executed and delivered by the Company. The Company’s execution, delivery and performance of this Agreement and each Document will not violate (i) any law, rule or regulation applicable to the Company or its subsidiaries or (ii) the Certificate of Incorporation or Bylaws of the Company or its subsidiaries or (iii) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries or any of their properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance upon any properties or assets of the Company or its subsidiaries, except where such violation, breach or default would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its subsidiaries taken as a whole (a “Material

Adverse Effect”). Upon their execution and delivery (assuming the valid execution thereof by the respective parties thereto other than the Company), this Agreement and the Documents will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.3.   Issuance of the Common Stock and Warrants Shares. Upon issuance, the Common Stock and Warrant Shares will be duly authorized and validly issued and, upon payment therefor, will be non-assessable.

         5.4.   Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or its subsidiaries which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, or which might materially and adversely affect their property or assets or which might materially and adversely affect the consummation of this Agreement and the other Documents. All pending legal or governmental proceedings to which the Company or its subsidiaries is a party or of which any of their property or assets is the subject, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Company and its subsidiaries.

         5.5.   Exchange Act Reports; No Material Misstatement or Omission. The Company has timely filed all periodic reports required to be filed under the Securities Exchange Act of 1934 (“Exchange Act Reports”). As of their respective dates, the Company’s Exchange Act Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         5.6.   No Material Change. Save as disclosed in the Company’s Exchange Act Reports, the Company has not incurred any material liabilities or obligations, direct or contingent, nor has the Company or its subsidiaries purchased any of their outstanding capital stock, nor paid or declared any dividends or other distributions on their capital stock; and there has been no change in the capital stock or consolidated long-term debt or any increase in the consolidated short-term borrowings (other than in the ordinary course of business) of the Company or any material adverse change to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

         5.7.   Common Stock and Warrant Shares Legend. After the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the Securities and Exchange Commission, if any holder of Common Stock and/or Warrant Shares shall deliver to the Company ‘s transfer agent (i) the certificate representing such Common Stock and/or Warrant Shares and (ii) a letter of representations to the effect of Sections 6(b) and (c) herein, then the Company’s transfer agent shall within 3 business days after receipt of the foregoing issue new Common Stock and/or Warrant Shares which new Common Stock and/or Warrant Shares shall be legended as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS.

         5.8.   Certificate. The Company shall deliver a certificate of the Company executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, to be dated the Closing Date, in form and substance satisfactory to the Purchaser to the effect that the representations and warranties of the Company set forth in this Section 5 are true and correct as of the date of this Agreement and as of the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date.

         6.   Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is know-ledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments presenting an investment decision like that involved in the purchase of the Units (including investments in non-listed and non-registered securities) and has requested, received, reviewed and considered all information he/she/it deems relevant in making an informed decision to purchase the Units; (ii) the Purchaser is acquiring the Common Stock and Warrant Shares set forth in Section 2 above in the ordinary course of his/her/its business and for his/her/its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Common Stock or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution or purchase of such Common Stock and/or Warrant Shares; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Common Stock and/or Warrant Shares except in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder and the Exchange Act, and the rules and regulations promulgated thereunder, and the terms and conditions of this Agreement; (iv) the Purchaser has, in connection with his/her/its decision to purchase the Units set forth in Section 2 above, carefully read and considered the Company’s confidential private placement memorandum dated April 5, 2006, as amended, and the Company’s Form 10-KSB for the year ended December 31, 2005, together with such other of the Company’s Exchange Act Reports as the Purchaser considered appropriate, and has relied solely upon the information contained in the foregoing memorandum, Exchange Act Reports and the representations and warranties of the Company contained in writing herein, and has not received or relied upon any other statements, representations, warranties, covenants or assurances of the Company, (v) the Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”); and (vi) the Purchaser understands that certificates representing the Common Stock and Warrant Shares, except as provided in Section 5.8 hereof, will contain a legend to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. THESE SECURITIES ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

         (b)   The Purchaser hereby covenants with the Company that he/she/it will not directly or indirectly make any offer, sale, pledge, transfer or other disposition of the Common Stock and/or Warrant Shares other than in accordance with all applicable federal and state securities laws and the terms and conditions of this Agreement, including, but not limited to, the other representations, warranties and covenants of the Purchaser in this Section 6.

         (c)   The Purchaser hereby covenants with the Company not to make any public sale of the Common Stock and/or Warrant Shares without effectively causing any applicable prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that the Common Stock and Warrant Shares are not transferable on the books of the Company unless the certificates submitted to the transfer agent evidencing the Common Stock and/or Warrant Shares are accompanied by a separate officer’s certificate: (i) executed by an officer of, or other authorized person designated by, the Purchaser, and (ii) to the effect that (A) the Common Stock and/or Warrant Shares have been sold in accordance with a Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied or does not apply.

         (d)   The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (e)   The Purchaser acknowledges that he/she/it has had such access to financial and other information concerning the Company as he/she/it deemed necessary in connection with his/her/its decision to purchase the Units, including an opportunity to ask questions and request information from the Company and its management, and all such questions have been answered and all information requested has been provided to the satisfaction of the Purchaser.

         (f)   If the Purchaser proposes to sell, pledge, assign or otherwise transfer or convey, directly or indirectly, any of the Common Stock or Warrant Shares prior to the date that the

Registration Statement becomes effective, then the Purchaser shall provide the Company, prior to any such sale, with a legal opinion in form and substance satisfactory to the Company that such sale, pledge, assignment, transfer or conveyance is exempt from the registration requirements under the Securities Act and any applicable state securities and blue sky laws.

         (g)   The Purchaser acknowledges that the Units were not offered to the Purchaser by any means of general solicitation or general advertising. In that regard, the Purchaser is not subscribing for the Units: (i) as a result of, or subsequent to, becoming aware of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, generally available electronic communication, broadcast over television or radio or generally available to the public on the internet or worldwide web; (ii) as a result of, or subsequent to, attendance at a seminar or meeting called by any of the means set forth in (i) above; or (iii) as a result of, or subsequent to, any solicitations by a person not previously known to the Purchaser in connection with investment in securities generally. The Purchaser hereby acknowledges that neither the offering of the Units nor the Company’s confidential private placement memorandum dated April 5, 2006, have been reviewed by the Securities and Exchange Commission (the “SEC”) or by a state securities regulator because the offering of the Units is intended to be a nonpublic offering pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

         (h)   The Purchaser understands that the Company will review this Agreement; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription for any reason or for no reason and to close this offering at any time.

        (i)    The Purchaser is not relying on Taglich Brothers, Inc., the Company or any information in the Memorandum with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Units. The Purchaser has relied solely upon the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the Units, the Purchaser’s legal counsel, business and/or investment adviser, accountant and tax advisor.

         (j)   All information that the Purchaser has provided concerning the Purchaser and the Purchaser’s financial position is true, correct and complete.

         7.   Survival of Representations, Warranties and Agreements. Notwithstanding any representation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in writing herein and in the closing certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Units being purchased and the payment therefor.

         8.   Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be by telecopier with the original being forwarded by a nationally recognized overnight express courier, shall be deemed given when receipt is acknowledged by transmit confirmation report and shall be addressed as set forth at the head of this Agreement or to such other address as may hereafter be furnished in writing.

         9.   Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

         10.   Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11.   Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without reference to its rules as to conflicts of law) and the federal law of the United States of America.

         13.   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by one party hereto and delivered to the other party. Facsimile signatures are considered to be originals and shall have the same effect.

         14.   Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[Signatures contained on next page]

        WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:
DERMA SCIENCES, INC.
By:
Edward J. Quilty President and Chief Executive Officer

PURCHASER (Business):
By:
[Name] [Title]

PURCHASER (Individuals):

(Additional Signature if Joint Ownership)

Please complete the Purchaser Information on the next page and the Accredited
Investor Questionnaire on pages 11-13.

Purchaser Information

Number and Dollar Amount of Units:
____________________ Number		$____________________ Amount
Type of Ownership (Check One):
________	Individual Ownership	________	Joint Tenants with Right of Survivorship (both parties must sign)
________	Corporation (president or vice president and secretary or assistant secretary must sign)	________	Community Property (one signature required)
________	Trust or Estate (trustee or executor must sign)	________	Tenants-in-Common (all parties must sign)
________	Partnership (general partner must sign)

State of Legal Residence	Mailing Address

Name (Typed or Printed)	City, State and Zip Code

Tax ID Number or Social Security Number	Home Telephone

E-mail Address	Business Phone

Facsimile

[Continued on next page]

        This Purchase Agreement, together with the accompanying Registration Rights Agreement and Receipt and Nondisclosure Agreement, should be forwarded via overnight courier to:

Vincent M. Palmieri
Vice President
Taglich Brothers, Inc.
405 Lexington Avenue, 51st Floor
New York, NY 10174
800-456-1220 Ext 313

        Funds representing the purchase price for the Units should be sent via overnight courier or wired to:

Courier address:	Bank wire address:

CSC Trust Company of Delaware	PNC Bank
Attn: Alan R. Halpern	ABA #: 031100089
2711 Centerville Road	Account Name: Capital Trust/CSC Account
Suite 210	Ref: Derma Sciences Escrow - 80-0551-90
Wilmington DE 19808
Phone: 302-636-8528
Fax: 302-636-8590

        If you have any questions, please call Vincent M. Palmieri at 800-456-1220 Ext 313.

[Please complete the Accredited Investors Questionnaire on pages 11-13]

ACCREDITED INVESTOR QUESTIONNAIRE

1.	I am an accredited investor (as defined in Rule 501(a) of Regulation D) because (check each appropriate description):

_________	I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

_________	I am a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with my spouse exceeding $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in the current year.

_________	I am a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

_________	I am an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Shares, with total assets exceeding $5,000,000.

_________	I am a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets exceeding $5,000,000.

_________	I am a trust, not formed for the specific purpose of acquiring the Shares, with total assets exceeding $5,000,000 and whose purchase is directed by a “sophisticated person,” as defined in Rule 506(b)(2)(ii) of Regulation D.

(For the purposes of this questionnaire, a “sophisticated person” means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

_________	I am an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and (i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment adviser or (ii) such plan has total assets exceeding $5,000,000 or (iii) if a self directed plan, investment decisions are made solely by accredited investors.

_________	I am an entity in which all of the equity owners are Accredited Investors.

_________	I am a member of the Board of Directors or an executive officer of the Company.

_________	I am a bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity.

_________	I am an insurance company as defined in Section 2(13) of the 1933 Act.

_________	I am an investment company registered under the Investment Company Act of 1940, as amended (the “ICA”).

_________	I am a business development company as defined in Section 2(a)(48) of the ICA.

_________	I am a Small Business Investment Company licensed by the Small Business Administration under Section 301(c) of the Small Business Investment Act of 1958, as amended.

_________	I am a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

_________	I am a plan which has total assets in excess of $5,000,000 and which is established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees.

_________	I am a revocable trust which may be amended or revoked at any time by the grantors thereof, and all such grantors are Accredited Investors.

_________	I am an Accredited Investor for the following reasons (describe reasons, if not previously provided):

2.

Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Company and are you willing and able to bear the economic risk of an investment in the Company.

Yes ________	No ________
3.	Do you understand the nature of an investment in the Shares and the Investor Warrants and the risks associated with such an investment?

Yes ________	No ________
4.	Do you intend to purchase the Shares and the Investor Warrant solely for your own account, for investment and not with the intent to resell them?

Yes ________	No ________

5.     Are you an entity formed for the purpose of acquiring the Shares or the Investor Warrant?

Yes ________	No ________
6.

Are you an entity whose stockholders, partners, members or other beneficial owners have individual discretion as to their participation or non-participation in particular investments made by you, and one or more of such stockholders, partners, members or other beneficial owners have contributed or will contribute capital to you for the purpose of your acquisition of the Shares and the Investor Warrant (i.e., your investors have been permitted to determine whether their capital will form part of the specific capital invested by you in the Shares and the Investor Warrant)?

Yes ________	No ________